UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2025

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 8.01 Other Events.

On July 1, 2025, Citigroup Inc. (Citi) announced that it has completed the Federal Reserve Board’s 2025 annual supervisory stress test process. Citi’s indicative Stress Capital Buffer (SCB) requirement is 3.6%, 50 bps down from the current 4.1%, and Citi's preliminary Standardized Common Equity Tier 1 (CET1) capital ratio regulatory requirement will be 11.6%, 50 bps down from the current 12.1%. As of March 31, 2025, Citi's Standardized CET1 capital ratio was 13.4%, which was 130 basis points above the regulatory requirement of 12.1%. The Federal Reserve Board will provide Citi with its final SCB requirement later this quarter.

Citi’s planned capital actions include an increase of Citi's quarterly common stock dividend from $0.56 to $0.60 per share, subject to quarterly approval by Citi's Board of Directors, starting in the third quarter of 2025. As previously announced, Citi commenced a $20 billion multi-year share repurchase program in January 2025, of which $3.75 billion has been repurchased year-to-date.

Certain statements in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. These statements are not guarantees of future results or occurrences. Citi’s final Stress Capital Buffer requirement and actual capital levels and capital actions (including common stock dividends and repurchases) may differ materially from those included in these statements due to a variety of factors. These factors include, among others: macroeconomic and other challenges and uncertainties; the potential outcomes of the extensive regulatory proceedings, examinations, consent orders and related compliance efforts and other inquiries to which Citi is or may be subject; ongoing regulatory uncertainties and changes, including changes in regulatory capital requirements, interpretations or rules; and the precautionary statements included in this report. These factors also consist of those contained in Citi's other filings with the U.S. Securities and Exchange Commission, including without limitation the "Risk Factors" section of Citi's 2024 Form 10-K. Any forward-looking statements made by or on behalf of Citi speak only as to the date they are made, and Citi does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: July 1, 2025
	By:	/s/ Nicole Giles
Nicole Giles
Controller and Chief Accounting Officer
(Principal Accounting Officer)

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